                                                                   Exhibit 10.13

                       CARMEL MOUNTAIN DISTRIBUTION CENTER
                        MULTI-TENANT INDUSTRIAL NET LEASE

                       CALWEST INDUSTRIAL PROPERTIES, LLC
                     a California Limited Liability Company
                                    Landlord

                                       AND

                          ACCREDITED HOME LENDERS, INC.
                            A California Corporation
                                     Tenant

                                October 17, 2001

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                                TABLE OF CONTENTS

Article                                                                    Page

l.   USE AND RESTRICTIONS ON USE.............................................1

2.   TERM....................................................................1

3.   RENT....................................................................2

4.   RENT ADJUSTMENTS........................................................2

5.   SECURITY DEPOSIT........................................................3

6.   ALTERATIONS.............................................................4

7.   REPAIR..................................................................4

8.   LIENS...................................................................5

9.   ASSIGNMENT AND SUBLETTING...............................................5

10.  INDEMNIFICATION.........................................................7

11.  INSURANCE...............................................................7

12.  WAIVER OF SUBROGATION...................................................7

13.  SERVICES AND UTILITIES..................................................7

14.  HOLDING OVER............................................................8

15.  SUBORDINATION...........................................................8

16.  RULES AND REGULATIONS...................................................8

17.  REENTRY BY LANDLORD.....................................................8

18.  DEFAULT.................................................................9

19.  REMEDIES................................................................9

20.  TENANT'S BANKRUPTCY OR INSOLVENCY......................................11

21.  QUIET ENJOYMENT........................................................12

22.  DAMAGE BY FIRE, ETC....................................................12

23.  EMINENT DOMAIN.........................................................13

24.  SALE BY LANDLORD.......................................................13

25.  ESTOPPEL CERTIFICATES..................................................13

26.  SURRENDER OF PREMISES..................................................13

27.  NOTICES................................................................14

28.  TAXES PAYABLE BY TENANT................................................14

29.  RELOCATION OF TENANT...................................................14

30.  DEFINED TERMS AND HEADINGS.............................................14

31.  TENANT'S AUTHORITY.....................................................15

32.  COMMISSIONS............................................................15

33.  TIME AND APPLICABLE LAW................................................15

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34.  SUCCESSORS AND ASSIGNS.................................................15

35.  ENTIRE AGREEMENT.......................................................15

36.  EXAMINATION NOT OPTION.................................................15

37.  RECORDATION............................................................15

38.  FINANCIALS.............................................................15

39.  RENT SCHEDULE..........................................................16

40.  RENEWAL OPTION.........................................................16

41.  PARKING................................................................16

42.  LIMITATION OF LANDLORD'S LIABILITY.....................................17

EXHIBIT A - PREMISES
EXHIBIT B - INITIAL ALTERATIONS
EXHIBIT C - RULES AND REGULATIONS
EXHIBIT D - CONDITIONS OF PREMISES

                                       ii

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                        MULTI-TENANT INDUSTRIAL NET LEASE
                                 REFERENCE PAGE

BUILDING:                            Carmel Mountain Distribution Center

LANDLORD:                            Calwest Industrial Properties, LLC, a
                                     California limited liability company

LANDLORD'S ADDRESS:                  2121 Palomar Airport Rd., Suite 100, Carlsbad,
                                     CA 92009

LEASE REFERENCE DATE:                October 17, 2001

TENANT: Accredited Home Lenders, Inc., a California corporation

TENANT'S ADDRESS:                                              With copy to:
(a) As of beginning of Term:         12310 World Trade Drive   15030 Avenue of Science
(b) Prior to beginning of Term       Suite 101                 Suite 100
  (if different):                    San Diego, CA 92128       San Diego, CA 92128

PREMISES IDENTIFICATION:             Suite Number 101
                                     (for outline of Premises see Exhibit A)

PREMISES RENTABLE AREA:              Approximately 17,935 square feet: approximately
                                     8,416 square feet (the "Initial Space") upon
                                     Landlord's possession of premises and an
                                     additional 9,519 square feet (the "Additional
                                     Space") upon completion of the Initial Landlord
                                     Alterations described in Exhibit B

USE                                  General office space

SCHEDULED COMMENCEMENT DATE:         October 10, 2001 with respect to the Initial
                                     Space and upon completion of the Initial
                                     Alterations except Item #7 with respect to the
                                     Additional Space

SCHEDULED TERMINATION DATE:          December 31, 2005

TERM OF LEASE:                       (4 years and 2 months, approximately)
                                     beginning on the Commencement Date and ending
                                     on the Termination Date (unless sooner
                                     terminated pursuant to the Lease)

INITIAL ANNUAL RENT (Article 3):     $258,264 on 17,395 square feet (See Article 39)

INITIAL MONTHLY INSTALLMENT OF       $14,500.00 Gross, plus utilities and janitorial
ANNUAL RENT (Article 3):             $21,522.00 Net (See Article 39)

INITIAL ESTIMATED MONTHLY
INSTALLMENT OF RENT ADJUSTMENTS
(Article 4):                         $2,299.00

TENANT'S PROPORTIONATE SHARE:        5.4% of the Project, calculated by dividing the
                                     rentable square feet of the Premises by the
                                     rentable square feet of the Project, and 36.7%
                                     of the Building, calculated by dividing the
                                     rentable square feet of the Premises by the
                                     rentable square feet of the Building (subject to
                                     adjustment per Addendum)

SECURITY DEPOSIT:                    $26,457

ASSIGNMENT/SUBLETTING FEE:           $500.00

REAL ESTATE BROKER DUE COMMISSION:   CB Richard Ellis, Inc. represents both Landlord
COMMISSION:                          and Tenant

The Reference Page information is incorporated into and made apart of the Lease. In the event of any conflict between any Reference Page information and the Lease, the Lease shall control. This Lease includes Exhibits A through D, all of which are made a part of this Lease.

LANDLORD:                            TENANT:
CALWEST INDUSTRIAL PROPERTIES,       ACCREDITED HOME LENDERS, INC.,
LLC, a California limited            a California
liability company                    corporation


By:     RREEF Management Company,
        a Delaware corporation


By:     /s/ Jill E. Shanahan         By:     /s/ Ray W. McKewon
        --------------------------           -----------------------------
        Jill E. Shanahan                     Ray W. McKewon
Title:  Vice President               Title:  Executive Vice President

Dated:  11/12/01                     Dated:  11-9-01

                                      LEASE

          By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Building as set forth and described on the Reference Page. The Reference Page, including all terms defined thereon, is incorporated as part of this Lease.

1. USE AND RESTRICTIONS ON USE.

     1.1 The Premises are to be used solely for the purposes stated on the Reference Page. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure, annoy, or disturb them or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose. Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained, or the commission of any waste. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy and shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in or upon, or in connection with, the Premises, all at Tenant's sole expense. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof.

     1.2 Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively "Hazardous Materials") flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively "Environmental Laws"), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or allow the environment to become contaminated with any Hazardous Materials. Notwithstanding the foregoing, and subject to Landlord's prior consent, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment. Tenant shall protect, defend, indemnify and hold each and all of the Landlord Entities (as defined in Article 30) harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of any actual or asserted failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision of this Section 1.2.

2. TERM.

     2.1 The Term of this Lease shall begin on the date ("Commencement Date") which shall be the Scheduled Commencement Date with respect to the Initial Space and, with respect to the Additional Space, the later of the Scheduled Commencement Date as shown on the Reference Page and the date that Landlord shall tender possession of the Premises to Tenant. Landlord shall tender possession of the Premises with all the work, if any, to be performed by Landlord pursuant to Exhibit B to this Lease substantially completed. Tenant shall deliver a punch list of items not completed within 30 days after Landlord tenders possession of the Premises and Landlord agrees to proceed with due diligence to perform its obligations regarding such items. Landlord and Tenant shall execute a memorandum setting forth the actual Commencement Date and Termination Date.

     2.2 Tenant agrees that in the event of the inability of Landlord to deliver possession of the Additional Space on the Scheduled Commencement Date, Landlord shall not be liable for any damage resulting from such inability, but Tenant shall not be liable for any rent until the time when Landlord can, after notice to Tenant, deliver possession of the Premises to Tenant. No such failure to give possession on the Scheduled Commencement Date shall affect the other obligations of Tenant under this Lease, except that if Landlord is unable to deliver possession of the Additional Space within one hundred twenty (120) days of the Scheduled Commencement Date (other than as a result of strikes, shortages of materials or similar matters beyond the reasonable control of Landlord and Tenant is notified by

Landlord in writing as to such delay), Tenant shall have the option to terminate this Lease unless said delay is as a result of: (a) Tenant's failure to agree to plans and specifications; (b) Tenant's request for materials, finishes or installations other than Landlord's standard except those, if any, that Landlord shall have expressly agreed to furnish without extension of time agreed by Landlord; (c) Tenant's change in any plans or specifications; or, (d) performance or completion by a party employed by Tenant. If any delay is the result of any of the foregoing, the Commencement Date and the payment of rent under this Lease shall be accelerated by the number of days of such delay.

     2.3 In the event Landlord shall permit Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the Termination Date.

3. RENT.

     3.1 Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first day of each full calendar month during the Term, except that the first month's rent shall be paid upon the execution of this Lease. The Monthly Installment of Rent in effect at any time shall be one-twelfth of the Annual Rent in effect at such time. Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Rent based upon a thirty (30) day month. Said rent shall be paid to Landlord, without deduction or offset and without notice or demand, at the Landlord's address, as set forth on the Reference Page, or to such other person or at such other place as Landlord may from time to time designate in writing.

     3.2 Tenant recognizes that late payment of any rent or other sum due under this Lease will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is not paid within five (5) business days following the date it is due and payable pursuant to this Lease, a late charge shall be imposed in an amount equal to the greater of: (a) Fifty Dollars ($50.00), or (b) a sum equal to five percent (5%) per month of the unpaid rent or other payment. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant's obligation for each successive monthly period until paid. The provisions of this Section 3.2 in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Section 3.2 in any way affect Landlord's remedies pursuant to Article 19 in the event said rent or other payment is unpaid after date due.

4. RENT ADJUSTMENTS.

     4.1 For the purpose of this Article 4, the following terms are defined as follows:

          4.1.1 Lease Year: Each calendar year falling partly or wholly within the Term.

          4.1.2 Direct Expenses: All direct costs of operation, maintenance, repair and management of the Building (including the amount of any credits which Landlord may grant to particular tenants of the Building in lieu of providing any standard services or paying any standard costs described in this Section
4.1.2 for similar tenants), as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; insurance charges of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof; utility costs, including, but not limited to, the cost of heat, light, power, steam, gas, and waste disposal; the cost of janitorial services; the cost of security and alarm services (including any central station signalling system); window cleaning costs; labor costs; costs and expenses of managing the Building including management fees; air conditioning maintenance costs; elevator maintenance fees and supplies; material costs; equipment costs including the cost of maintenance, repair and service agreements and rental and leasing costs; purchase costs of equipment other than capital items; current rental and leasing costs of items which would be amortizable capital items if purchased; tool costs; licenses, permits and inspection fees; wages and salaries; employee benefits and payroll taxes; accounting and legal fees; any sales, use or service taxes incurred in connection therewith. Direct Expenses shall not include depreciation or amortization of the Building or equipment in the Building except as provided herein, loan principal payments, costs of alterations of tenants' premises, leasing commissions, interest expenses on long-term borrowings, advertising costs or management salaries for executive personnel other than personnel located at the Building. In addition, Landlord shall be entitled to amortize and include as an additional rental adjustment: (i) an allocable portion of the cost of capital improvement items which are reasonably calculated to reduce operating expenses; (ii) fire sprinklers and suppression systems and other life safety systems; and (iii) other capital expenses which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time it was constructed. All such costs shall be amortized over the reasonable life of such improvements in accordance with such reasonable life and amortization schedules as shall be determined by Landlord in accordance with generally accepted accounting principles, with interest on the unamortized amount at one percent (1%) in excess of the prime lending rate announced from time to time as such by The Northern Trust Company of Chicago, Illinois.

          4.1.3 Taxes: Real estate taxes and any other taxes, charges and assessments which are levied with respect to the Building or the land appurtenant to the Building, or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and said land, any payments to any grounds lessor in reimbursement of tax payment made by such lessor; and all fees, expenses and costs reasonably incurred by landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year. Taxes shall not include any corporate franchise, or estate, inheritance or net income tax, or tax imposed upon any transfer by Landlord of its interest in this Lease or the Building.

     4.2 Tenant shall pay as additional rent for each Lease Year Tenant's Proportionate Share of Direct Expenses and Taxes incurred for such Lease Year.

     4.3 The annual determination of Direct Expenses shall be made by Landlord. Tenant may review the books and records supporting such determination in the office of Landlord, or Landlord's agent, during normal business hours, upon giving Landlord five (5) days advance written notice within sixty (60) days after receipt of such determination, but in no event more often than once in any one year period. In the event that during all or any portion of any Lease Year, the Building is not fully rented and occupied Landlord may make any appropriate adjustment in occupancy-related Direct Expenses for such year for the purpose of avoiding distortion of the amount of such Direct Expenses to be attributed to Tenant by reason of variation in total occupancy of the Building, by employing sound accounting and management principles to determine Direct Expenses that would have been paid or incurred by Landlord had the Building been fully rented and occupied, and the amount so determined shall be deemed to have been Direct Expenses for such Lease Year.

     4.4 Prior to the actual determination thereof for a Lease Year, Landlord may from time to time estimate Tenant's liability for Direct Expenses and/or Taxes under Section 4.2, Article 6 and Article 28 for the Lease Year or portion thereof. Landlord will give Tenant written notification of the amount of such estimate and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Lease Year, additional rent in the amount of such estimate. Any such increased rate of Monthly Installments of Rent pursuant to this Section 4.4 shall remain in effect until further written notification to Tenant pursuant hereto.

     4.5 When the above mentioned actual determination of Tenant's liability for Direct Expenses and/or Taxes is made for any Lease Year and when Tenant is so notified in writing, then:

          4.5.1 If the total additional rent Tenant actually paid pursuant to
Section 4.3 on account of Direct Expenses and/or Taxes for the Lease Year is less than Tenant's liability for Direct Expenses and/or Taxes, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty
(30) days of receipt of Landlord's bill therefor, and

          4.5.2 If the total additional rent Tenant actually paid pursuant to
Section 4.3 on account of Direct Expenses and/or Taxes for the Lease Year is more than Tenant's liability for Direct Expenses and/or Taxes, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Article 4. Tenant shall not be entitled to a credit by reason of actual Direct Expenses and/or Taxes in any Lease Year being less than Direct Expenses and/or Taxes in the Base Year (Direct Expenses and/or Taxes).

     4.6 If the Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant's liability for Direct Expenses and Taxes for the Lease Year in which said Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

5. SECURITY DEPOSIT.

Tenant shall deposit the Security Deposit with Landlord upon the execution of this Lease. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord's damage in case of Tenant's default. If Tenant defaults with respect to any provision of this Lease, Landlord may use any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion is so used, Tenant shall within five (5) days after written demand therefor, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this

Lease. Except to such extent, if any, as shall be required by law, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at such time after termination of this Lease when Landlord shall have determined that all of Tenant's obligations under this Lease have been fulfilled.

6.   ALTERATIONS.

     6.1 Except for those, if any, specifically provided for in Exhibit B to this Lease, Tenant shall not make or suffer to be made any alterations, additions or improvement, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 7, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements.

     6.2 In the event Landlord consents to the making of any such alteration, addition or improvement by Tenant, the same shall be made using Landlord's contractor (unless Landlord agrees otherwise) at Tenant's sole cost and expense. If Tenant shall employ any Contractor other than Landlord's Contractor and such other Contractor or any Subcontractor of such other Contractor shall employ any non-union labor or supplier, Tenant shall be responsible for any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor unions concerning the wage, hours, terms or conditions of the employment of any such labor. In any event Landlord may charge Tenant a reasonable charge to cover its overhead as it relates to such proposed work.

     6.3 All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations and Tenant shall, prior to construction, provide the additional insurance required under Article 11 in such case, and also all such assurances to Landlord, including but not limited to, waivers of lien, surety company performance bonds and personal guaranties of individuals of substance as Landlord shall require to assure payment of the costs thereof and to protect Landlord and the Building and appurtenant land against any loss from any mechanic's, materialmen's or other liens. Tenant shall pay in addition to any sums due pursuant to Article 4, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable; at Landlord's election said sums shall be paid in the same way as sums due under Article 4.

     6.4 All alterations, additions, and improvements in, on, or to the Premises made or installed by Tenant, including carpeting, shall be and remain the property of Tenant during the Term but, excepting furniture, furnishings, movable partitions of less than full height from floor to ceiling and other trade fixtures, shall become a part of the realty and belong to Landlord without compensation to Tenant upon the expiration or sooner termination of the Term, at which time title shall pass to Landlord under this Lease as by a bill of sale, unless Landlord elects otherwise. Upon such election by Landlord, Tenant shall upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove any such alterations, additions or improvements other than those provided for in Exhibit B, which were designated by Landlord to be removed at the time of installation and Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair and restore the Premis to their original condition, reasonable wear and tear and damage by fire or other casualty excepted.

7.   REPAIR.

     7.1 Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except as specified in Exhibit B if attached to this Lease and except that Landlord shall repair and maintain the structural portions of the roof, walls and foundation of the Building and all other aspects of the Building not covered by Tenant's obligations under Section 7.3 below. By taking possession of the Premises, Tenant accepts them as being in good order, condition and repair and in the condition in which Landlord is obligated to deliver them. It is hereby understood and agreed that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically set forth in this Lease. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant.

     7.2 Tenant hereby waives and releases its right to make repairs at Landlord's expense under Section 1941 and 1942 of the California Civil Code and its right to terminate the Lease under Section 1932(1) of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect.

     7.3 Tenant shall at its own cost and expense keep and maintain all parts of the Premises and such portion of the Building and improvements as are within the exclusive control of Tenant in good condition, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original (including, but not limited to, repair and replacement of all fixtures installed by Tenant, water heaters serving the Premises, windows, glass and plate glass, doors, exterior stairs, skylights, any special office entries, interior walls and finish work, floors and floor coverings, heating and air conditioning systems serving the Premises, electrical systems and fixtures, sprinkler systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, and performance of regular removal of trash and debris). Tenant as part of its obligations hereunder shall keep the Premises in a clean and sanitary condition. Tenant will, as far as possible keep all such parts of the Premises from deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this Lease in any way Tenant will yield up the Premises to Landlord in good condition and repair, loss by fire or other casualty excepted (but not excepting any damage to glass). Tenant shall, at its own cost and expense, repair any damage to the Premises or the Building resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, employees, invitees, or any other person entering upon the Premises as a result of Tenant's business activities or caused by Tenant's default hereunder.

     7.4 Except as provided in Article 22, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment in the Building, provided that no activity of Landlord or its contractors shall unreasonably interfere with Tenant's use of the Premises. Except to the extent, if any, prohibited by law, Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

     7.5 Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor reasonably approved by Landlord for servicing all heating and air conditioning systems and equipment serving the Premises (and a copy thereof shall be furnished to Landlord). The service contract must include all services suggested by the equipment manufacturer in the operation/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possession of the Premises. Otherwise, Landlord may, upon notice to Tenant, enter into such a maintenance/ service contract on behalf of Tenant or perform the work and in either case, charge Tenant the cost thereof along with a reasonable amount for Landlord's overhead.

     7.6 Landlord shall coordinate any repairs and other maintenance of any railroad tracks serving the Building and, if Tenant uses such rail tracks, Tenant shall reimburse Landlord or the railroad company from time to time upon demand, as additional rent, for its share of the costs of such repair and maintenance and for any other sums specified in any agreement to which Landlord or Tenant is a party respecting such tracks, such costs to be borne proportionately by all tenants in the Building using such rail tracks, based upon the actual number of rail cars shipped and received by such tenant during each calendar year during the Term.

8.   LIENS.

Tenant shall keep the Premises, the Building and appurtenant land and Tenant's leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, either cause the same to be released of record or provide Landlord with insurance against the same issued by a major title insurance company or such other protection against the same as Landlord shall accept, Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered additional rent and shall be payable to it by Tenant on demand. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or that Landlord shall deem proper, for the protection of Landlord, the Premises, the Building, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least five business days' prior notice of commencement of any construction on the Premises.

9.   ASSIGNMENT AND SUBLETTING.

     9.1 Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, and shall not make, suffer or permit such assignment, subleasing or occupancy, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, and said restrictions shall be binding upon any and all assignees of the Lease and subtenants of the Premises. In the event Tenant desires to sublet, or permit such occupancy of, the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least fifteen (15) days but no more than one hundred eighty (180) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial reports and other relevant financial information of the proposed subtenant or assignee.

     9.2 Notwithstanding any assignment or subletting, permitted or otherwise, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent specified in this Lease and for com-pliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an Event of Default, if the Premises or any part of them are then assigned or sublet, Landlord, in addition to any other remedies provided in this Lease or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations under this Lease.

     9.3 In addition to Landlord's right to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire Premises, to recapture the portion of the premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice given by Landlord to Tenant within fifteen (15) days following Landlord's receipt of Tenant's written notice as required above. If this Lease shall be terminated with respect to the entire Premises pursuant to this Section, the Term of this Lease shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the Term. If Landlord recaptures under this Section only a portion of the Premises, the rent to be paid from time to time during the unexpired Term shall abate proportionately based on the proportion by which the approximate square footage of the remaining portion of the Premises shall be less than that of the Premises as of the date immediately prior to such recapture.

     9.4 In the event that Tenant sell, sublets, assigns or transfers this Lease, Tenant shall pay to Landlord as additional rent an amount equal to fifty percent (50%) of any increased Rent (as defined below) when and as such Increased Rent is received by Tenant less Tenant Improvements, Lease Commission, and rental abatement. As used in this Section, "Increased Rent" shall mean the excess of (i) all rent and other consideration which Tenant is entitled to receive by reason of any sale, sublease, assignment or other transfer of this Lease, over (ii) the rent Otherwise payable by Tenant under this Lease at such time. For purposes of the foregoing, any consideration received by Tenant in form other than cash shall be valued at its fair market value as determined by Landlord in good faith.

     9.5 Notwithstanding any other provision hereof, Tenant shall have no right to make (and Landlord shall have the absolute right to refuse consent to) any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant's notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any uncured default of Tenant or matter which will become a default of Tenant with passage of time unless cured, or if the proposed assignee or sublessee is an entity: (c) is a governmental agency; (d) is incompatible with the character of occupancy of the Building; or (e) would subject the Premises to a use which would: (i) involve increased personnel or wear upon the Building; (ii) violate any exclusive right granted to another tenant of the Building; (iii) require any addition to or modification of the Premises or the Building in order to comply with building code or other governmental requirements; or, (iv) involve a violation of Section
1.2. Tenant expressly agrees that Landlord shall have the absolute right to refuse consent to any such assignment or sublease and that for the purposes of any statutory or other requirement of reasonableness on the part of Landlord such refusal shall be reasonable.

     9.6 Upon any request to assign or sublet, Tenant will pay to Landlord the Assignment/Subletting Fee regardless of whether Landlord shall consent to, refuse consent, or determine that Landlord's consent is not required for, such assignment, pledge or sublease. Any purported sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article 9 shall be void.

     9.7 If Tenant is a corporation, partnership or trust, any transfer or transfers of or change or changes within any twelve month period in the number of the outstanding voting shares of the corporation, the general partnership interests in the partnership or the identity of the persons or entities controlling the activities of such partnership or trust resulting in the persons or entities owning or controlling a majority of such shares, partnership interests or activities of such partnership or trust at the beginning of such period no longer having such ownership or control shall be regarded as equivalent to an assignment of this Lease to the persons or entities acquiring such ownership or control and shall be subject to all the provisions of this
Article 9 to the same extent and for all intents and purposes as though such an assignment. The foregoing provisions shall not apply to an initial public offering of Tenant's common stock or a merger/acquisition transaction in which the surviving entity's net worth is at least as great as Tenant's.

10. INDEMNIFICATION.

None of the Landlord Entities shall be liable and Tenant hereby waives all claims against them for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft), except to the extent caused by or arising from the gross negligence or willful misconduct of or breach of this Lease by Landlord or its agents, employees or contractors. Subject to the foregoing exception, Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of (a) any damage to any property (including but not limited to property of any Landlord Entity) or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault, or omission by or of Tenant, its agents, servants, employees, invitees, or visitors to meet any standards imposed by any duty with respect to the injury or damage; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises;
(c) Tenant's failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy; or (d) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

11. INSURANCE.

     11.1 Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000,000 per occurrence and not less than $2,000,000 in the annual aggregate, or such larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) insurance protecting against liability under Worker's Compensation Laws with limits at least as required by statute; (d) Employers Liability with limits of $1,000,000 each accident, $1,000,000 disease policy limit, $1,000,000 disease--each employee; (e) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant's alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured; (f) Business Interruption Insurance for 100% of the 12 month actual loss sustained, and, (g) Excess Liability in the amount of $5,000,000.

     11.2 Each of the aforesaid policies shall (a) be provided at Tenant's expense; (b) name the Landlord and building management company, if any, as additional insureds; (c) be issued by an insurance company with a minimum Best's rating of "A:VII" during the Term; and (d) provide that said insurance shall not be cancelled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; and said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

     11.3 Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises ("Work") the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall reasonably require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

12. WAIVER OF SUBROGATION.

So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

13. SERVICES AND UTILITIES.

Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler system charges and other utilities and services used on or from the Premises, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities. Tenant shall furnish all electric light bulbs, tubes and ballasts, battery packs for emergency lighting and fire extinguishers. If any such services are not separately metered to Tenant, Tenant shall pay such proportion of all charges jointly metered with other premises as determined by Landlord, in its sole discretion, to be reasonable. Any such charges paid by Landlord and assessed against Tenant shall be immediately payable to Landlord on demand and shall be additional rent hereunder. Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises. Landlord shall insure that all utilities are separately metered within the Premises.

14. HOLDING OVER.

Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate ("Holdover Rate") which shall be 150% of the greater of: (a) the amount of the Annual Rent for the last period prior to the date of such termination plus all Rent Adjustments under Article 4; and, (b) the then market rental value of the Premises as determined by Landlord assuming a new lease of the Premises of the then usual duration and other terms, in either case prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention. If Landlord gives notice to Tenant of Landlord's election to that effect, such holding over shall constitute renewal of this Lease for a period from month to month or one year, whichever shall be specified in such notice, in either case at the Holdover Rate, but if the Landlord does not so elect, no such renewal shall result notwithstanding acceptance by Landlord of any sums due hereunder after such termination; and instead, a tenancy at sufferance at the Holdover Rate shall be deemed to have been created. In any event, no provision of this Article 14 shall be deemed to waive Landlord's right of reentry or any other right under this Lease or at law.

15. SUBORDINATION.

Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord's interest or estate in the Building, or any ground or underlying lease; provided, that, so long as an Event of Default has occurred and is continuing, Tenant's possession of the Premises shall not be disturbed as a result of any such subordination; and provided, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord.

16. RULES AND REGULATIONS.

Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit C to this Lease and all reasonable modifications of and additions to them from time to time put into effect by Landlord. Subject to
Section 21, Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations.

17. REENTRY BY LANDLORD.

     17.1 Landlord reserves and shall at all times have the right to re-enter the Premises to inspect the same, to show said Premises to prospective purchasers, mortgagees or , within sixty (60) days prior to the expiration of this Lease, tenants, and to alter, improve or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any wall, ceiling or floor in and through the Building and Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably.

     17.2 Landlord shall have the right at any time to change the arrangement and/or locations of entrances, or passageways, doors and doorways, and corridors, windows, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known. In the event that Landlord damages any portion of any wall or wall covering, ceiling, or floor or floor covering within the Premises, Landlord shall repair or replace the damaged portion to match the original as nearly as commercially reasonable but shall not be required to repair or replace more than the portion actually damaged.

     17.3 Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by any action of Landlord authorized by this Article 17. Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may reasonably incur in thus effecting compliance with Tenant's obligations under this Lease.

     17.4 For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant's vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises. As to any portion to which access cannot be had by means of a key or keys in Landlord's possession, Landlord is authorized to gain access in an emergency by such means as Landlord shall elect and the cost of repairing any damage occurring in doing so shall be borne by Tenant and paid to Landlord as additional rent upon demand.

18. DEFAULT.

     18.1 Except as otherwise provided in Article 20, the following events shall be deemed to be Events of Default under this Lease:

          18.1.1 Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by this lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of five business days after written notice that such payment was not made when due, but if any such notice shall be given, for the twelve month period commencing with the date of such notice, the failure to pay within five days after due any additional sum of money becoming due to be paid to Landlord under this Lease during such period shall be an Event of Default, without notice.

          18.1.2 Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within twenty (20) days (forthwith, if the failure involves a hazardous condition) after written notice of such failure to Tenant.

          18.1.3 Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only.

          18.1.4 Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof.

          18.1.5 A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within thirty (30) days from the date of entry thereof.

19. REMEDIES.

     19.1 Upon the occurrence of any of such events of default described in
Article 18.1 or elsewhere in this Lease, Landlord shall have the following rights and remedies in addition to all other rights or remedies available to Landlord in law or equity:

          19.1.1 The rights and remedies provided by California Civil Code
Section 1951.2, including, but not limited to, the right to terminate Tenant's right to possession of the Premises and to recover the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of rental loss for the same period that the Tenant proves could be reasonably avoided, as computed pursuant to subsection
(b) of said Section 1951.2;

          19.1.2 The rights and remedies provided by California Civil Code
Section 1951.4, that allows Landlord to continue this Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession; provided, however, if Landlord elects to exercise its remedies described in this subsection and Landlord does not terminate this Lease, and if Tenant requests Landlord's consent to an assignment of this Lease or a sublease of the Premises at such time as Tenant is in default, Landlord shall not unreasonably withhold its consent to such assignment or sublease. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon

Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession;

          19.1.3 The right to terminate this Lease by giving notice to Tenant in accordance with applicable law;

          19.1.4 The right and power, as attorney-in-fact for Tenant, to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply the proceeds therefrom pursuant to applicable California law. Landlord, as attorney-in-fact for Tenant, may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the Term) and at such rent and such other terms as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each such subletting, (i) Tenant shall be immediately liable for payment to Landlord of, in addition to indebtedness other than rent due hereunder, the cost of such subletting and such alterations and repairs incurred by Landlord and the amount, if any, by which the rent for the period of such subletting (to the extent such period does not exceed the Term) exceeds the amount to be paid as rent for the Premises for such period, or (ii) at the option of Landlord, rents received from such subletting shall be applied, first, to payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such subletting and of such alterations and repairs; third, to payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same become due hereunder. If Tenant has been credited with any rent to be received by such subletting under clause
(i) and such rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under clause (ii) during any month are less than those to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. For all purposes set forth in this subparagraph, Landlord is hereby irrevocably appointed attorney-in-fact for Tenant, with power of substitution. No taking of possession of the Premises by Landlord, as attorney-in-fact for Tenant, shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach; and

          19.1.5 The right to have a receiver appointed for Tenant upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord as attorney-in-fact for Tenant pursuant to subparagraph 19.1.4.

          19.1.6 For purposes of this Article 19: "worth at the time of award" shall be computed by allowing interest at a per annum rate of ten percent and rent with respect to each month shall be deemed to be a monthly rental arrived at by adding (i) one twelfth of the Annual Rent, plus (ii) an amount equal to the monthly average of all the percentage rental received by or payable to Landlord during the period that Tenant was conducting Tenant's business in the Premises in the manner and to the extent required by this Lease, plus (iii) one twelfth of any items of additional rent paid or payable by Tenant hereunder during the 12 consecutive month period prior to the month in which Tenant's default occurs or one twelfth of the annualized amount of the additional rent paid or payable and the last day of the calendar month prior to the month in which such default occurs, if such default occurs during the first 12 calendar months of the Term).

     19.2 If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies arising under this Lease, Tenant agrees to pay all Landlord's attorney's fees so incurred. Tenant expressly waives any right to: (a) trial by jury; and (b) service of any notice required by any present or future law or ordinance applicable to landlords or tenants but not required by the terms of this Lease.

     19.3 Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease.

     19.4 No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid, unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants contained in this Lease. Landlord's acceptance of the payment of rental or other payments after the occurrence of an Event of Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies provided in this Lease upon an Event of Default shall not be deemed or construed to constitute a waiver of such Default or of Landlord's right to enforce any such remedies with respect to such Default or any subsequent Default.

     19.5 To secure the payment of all rentals and other sums of money becoming due from Tenant under this Lease, Landlord shall have and Tenant grants to Landlord a first lien upon the leasehold interest of Tenant under this Lease, which lien may be enforced in equity. In the event of a Default under this Lease, Landlord shall have, in addition to any other remedies provided in this Lease or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this
Section 19.5 at public or private sale upon five (5) days' notice to Tenant. Tenant shall execute all such financing statements and other instruments as shall be deemed necessary or desirable in Landlord's discretion to perfect the security interest hereby created.

20.  TENANTS BANKRUPTCY OR INSOLVENCY.

     20.1 If at any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a "Debtor's Law"):

          20.1.1 Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant's assets (each a "Tenant's Representative") shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor's Law. Without limitation of the generality of the foregoing, any right of any Tenant's Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

               20.1.1.1 Such Debtor's Law shall provide to Tenant's Representative a right of assumption of this Lease which Tenant's Representative shall have timely exercised and Tenant's Representative shall have fully cured any default of Tenant under this Lease.

               20.1.1.2 Tenant's Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the larger of: (a) three months' rent and other monetary charges accruing under this Lease; and (b) any sum specified in
Article 5; and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease. Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant's Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant's Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant's obligations under this Lease.

               20.1.1.3 The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.

               20.1.1.4 Landlord shall have, or would have had absent the Debtor's Law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

21.  QUIET ENJOYMENT.

Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance, provided that the business of Tenant shall not be interfered with unreasonably.

22.  DAMAGE BY FIRE, ETC.

     22.1 In the event the Premises or the Building are damaged by fire or other cause and in Landlord's reasonable estimation such damage can be materially restored within one hundred eighty (180) days, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in rent from the date of such damage. Such abatement of rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time. Within forty-five (45) days from the date of such damage, Landlord shall notify Tenant, in writing, of Landlord's reasonable estimation of the length of time within which material restoration can be made, and Landlord's determination shall be binding on Tenant. For purposes of this Lease, the Building or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was being used immediately before such damage.

     22.2 If such repairs cannot, in Landlord's reasonable estimation, be made within one hundred eighty (180) days, Landlord and Tenant shall each have the option of giving the other, at any time within sixty (60) days after such damage, notice terminating this Lease as of the date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term. In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent hereunder shall be proportionately abated as provided in Section 22.1.

     22.3 Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any panelings, decorations, partitions, additions, railings, floor coverings, office fixtures or any other property or improvements installed on the Premises or belonging to Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

     22.4 In the event that Landlord should fail to complete such repairs and material restoration within thirty (30) days after the date estimated by Landlord therefor as extended by this Section 22.4, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, within fifteen (15) days after the expiration of said period of time, whereupon the Lease shall end on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in this Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, government regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

     22.5 Notwithstanding anything to the contrary contained in this Article:
(a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article 22 occur during the last twelve (12) months of the Term or any extension thereof, but if Landlord determines not to repair such damages Landlord shall notify Tenant and if such damages shall render any material portion of the Premises untenantable Tenant shall have the right to terminate this Lease by notice to Landlord within fifteen (l5) days after receipt of Landlord's notice; and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Building requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Term.

     22.6 In the event of any damage or destruction to the Building or Premises by any peril covered by the provisions of this Article 22, it shall be Tenant's responsibility to properly secure the Premises and upon notice from Landlord to remove forthwith, at its sole cost and expense, such portion of all of the property belonging to Tenant or its licensees from such portion or all of the Building or Premises as Landlord shall request.

     22.7 The provisions of this Lease, including this Article, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises or the Building and any statute or regulation of the State of California, including, without limitation, Sections 1932 (2) and 1934(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to the Lease or any damage or destruction to all or any part of the Premises or the Building.

23.  EMINENT DOMAIN.

If all or any substantial part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu of such appropriation, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease, except that Tenant may only terminate this Lease by reason of taking or appropriation, if such taking or appropriation shall be so substantial as to materially interfere with Tenant's use and occupancy of the Premises. If neither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a fair and equitable basis under the circumstances. In addition to the rights of Landlord above, if any substantial part of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease. Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant's trade fixtures and moving expenses; Tenant shall make no claim for the value of any unexpired Term.

24.  SALE BY LANDLORD.

In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in this Lease in favor of Tenant to the extent assumed by Landlord's successor in interest, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in this Article 24, this Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord may transfer or deliver said security, as such, to Landlord's successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security.

25.  ESTOPPEL CERTIFICATES.

Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or mortgagee or prospective mortgagee a sworn statement certifying: (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (e) such other matters as may be reasonably requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article 25 may be relied upon by any mortgagee, beneficiary or purchaser and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate. Tenant irrevocably agrees that if Tenant fails to execute and deliver such certificate within such ten (10) day period Landlord or Landlord's beneficiary or agent may execute and deliver such certificate on Tenant's behalf, and that such certificate shall be fully binding on Tenant.

26.  SURRENDER OF PREMISES.

     26.1 Tenant shall, at least thirty (30) days before the last day of the Term, arrange to meet Landlord for a joint inspection of the Premises. In the event of Tenant's failure to arrange such joint inspection to be held prior to vacating the Premises, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     26.2 At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all improvements or additions upon or belonging to the same, by whomsoever made, in the condition set forth in Exhibit
D. Tenant may, and at Landlord's request shall, at Tenant's sole cost, remove upon termination of this Lease, any and all furniture, furnishings, movable partitions of less than full height from floor to ceiling, trade fixtures and other property installed by Tenant, title to which shall not be in or pass automatically to Landlord upon such termination, repairing all damage caused by such removal. Property not so removed shall, unless requested to be removed, be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale. All other alterations, additions and improvements in, on or to the Premises shall be dealt with and disposed of as provided in Article 6.

     26.3 All obligations of Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term. In the event that Tenant's failure to perform prevents Landlord from releasing the Premises, Tenant shall continue to pay rent pursuant to the provisions of Article 14 until such performance is complete. Upon the expiration or earlier termination of the Term, Tenant shall pay to Landlord the amount, as reasonably estimated by Landlord, necessary to repair and restore the Premises as provided in this Lease and/or to discharge Tenant's obligation for unpaid amounts due or to become due to Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any otherwise unused Security Deposit shall be credited against the amount payable by Tenant under this Lease.

27.  NOTICES.

Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, shall be transmitted personally, by fully prepaid registered or certified United States Mail return receipt requested, or by reputable independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth on the Reference Page, or at such other address as it has then last specified by written notice delivered in accordance with this Article 27, or if to Tenant at either its aforesaid address or its last known registered office or home of a general partner or individual owner, whether or not actually accepted or received by the addressee.

28.  TAXES PAYABLE BY TENANT.

In addition to rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties to this Lease: (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; (c) upon or measured by the Tenant's gross receipts or payroll or the value of Tenant's equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises. In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

29.  RELOCATION OF TENANT.

30.  DEFINED TERMS AND HEADINGS.

The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. Any indemnification or insurance of Landlord shall apply to and inure to the benefit of all the following "Landlord Entities", being Landlord, Landlord's investment manager, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them. Any option granted to Landlord shall also include or be exercisable by Landlord's trustee, beneficiary, agents and employees, as the case may be. In any case where this Lease is signed by more than one person, the obligations under this Lease shall be joint and several. The terms "Tenant" and "Landlord" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof. The term "rentable area" shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications of the Building including a proportionate share of any common areas. Tenant hereby accepts and agrees to be bound by the figures for the rentable square footage of the Premises and Tenant's Proportionate Share shown on the Reference Page.

31.  TENANT'S AUTHORITY.

If Tenant signs as a corporation each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the state in which the Building is located, that the corporation has full right and authority to enter into this Lease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions. If Tenant signs as a partnership, trust or other legal entity, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has complied with all applicable laws, rules and governmental regulations relative to its right to do business in the state and that such entity on behalf of the Tenant was authorized to do so by any and all appropriate partnership, trust or other actions. Tenant agrees to furnish promptly upon request a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of Tenant to enter into this Lease.

32.  COMMISSIONS.

Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Page.

33.  TIME AND APPLICABLE LAW.

Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Building is located.

34.  SUCCESSORS AND ASSIGNS.

Subject to the provisions of Article 9, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

35.  ENTIRE AGREEMENT.

This Lease, together with its exhibits, contains all agreements of the parties to this Lease and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

36.  EXAMINATION NOT OPTION.

Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound by this Lease until it has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained in this Lease to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord any security deposit required by Article 5, the first month's rent as set forth in Article 3 and any sum owed pursuant to this Lease.

37.  RECORDATION.

Tenant shall not record or register this Lease or a short form memorandum hereof without the prior written consent of Landlord, and then shall pay all charges and taxes incident such recording or registration.

38.  FINANCIAL STATEMENTS.

Tenant acknowledges that it has provided Landlord with its (and, if applicable, its guarantor's) financial statement(s) as a material inducement to Landlord's agreement to lease the Premises to Tenant, and that Landlord has relied on the accuracy of said financial statement(s) in entering into this Lease. Tenant represents and warrants that the information contained in said financial statement(s) is true, complete and correct in all material aspects, and agrees that the foregoing representation and warranty shall be a precondition to this Lease. At any time during the term of this Lease, within ten days of Landlord's request, Tenant shall furnish to Landlord financial statements of a similar nature for Tenant's most recent fiscal year available and shall represent and warrant the accuracy of such information.

39. RENT SCHEDULE

Base Rent for the period   October 10, 2001   through November 30, 2001   shall be   $14,500.00   gross, plus utilities
                                                                                                  and janitorial (pro
                                                                                                  rated monthly)
Base Rent for the period   December l, 2001   through November 30, 2002   shall be   $21,522.00   per month net
Base Rent for the period   December l, 2002   through November 30, 2003   shall be   $22,382.80   per month net
Base Rent for the period   December l, 2003   through November 30, 2004   shall be   $23,278.20   per month net
Base Rent for the period   December l, 2004   through November 30, 2005   shall be   $24,209.32   per month net
Base Rent for the period   December l, 2005   through December 30, 2005   shall be   $25,177.70   per month net

40. RENEWAL OPTION

Tenant shall, provided the Lease is in full force and effect and Tenant is not in default under any of the other terms and conditions of the Lease at the time of notification or commencement, have one (1) successive option to renew this Lease for a term of five (5) years, for the portion of the Premises being leased by Tenant as of the date the renewal term is to commence, on the same terms and conditions set forth in the Lease, except as modified by the terms, covenants and conditions as set forth below:

a. If Tenant elects to exercise said option, then Tenant shall provide Landlord with written notice no later than the date which is one hundred eighty (180) days prior to the expiration of the then current term of this Lease. If Tenant fails to provide such notice, Tenant shall have no further or additional right to extend or renew the term of the Lease.

b. The Annual Rent and Monthly Installment in effect at the expiration of the then current term of the Lease shall be increased to reflect the current fair market rental for comparable space in the Building and in other similar buildings in the same rental market as of the date the renewal term is to commence, taking into account the specific provisions of the Lease which will remain constant. Landlord shall advise Tenant of the new Annual Rent and Monthly Installment for the Premises no later than thirty (30) days after receipt of Tenant's written request therefor. Said request shall be made no earlier than thirty (30) days prior to the first date on which Tenant may exercise its option under this Paragraph. Said notification of the new Annual Rent may include a provision for its escalation to provide for a change in fair market rental between the time of notification and the commencement of the renewal term. In no event shall the Annual Rent and Monthly Installment for any option period be less then the Annual Rent and Monthly Installment in the preceding period.

     However, if the parties cannot reach such agreement within said thirty (30) day period, such fair market rental value shall be determined in the following manner: Landlord and Tenant shall each appoint one (1) arbitrator who shall by profession be a qualified licensed real estate broker who shall have been active over the five (5) year period ending on the date the applicable Option is exercised in the leasing of industrial and commercial real property in San Diego County. Each arbitrator shall be appointed within ten (10) days after the expiration of the thirty (30) day mutual agreement period described hereinabove. If within thirty (30) days after the arbitrators are appointed, the arbitrators are unable to agree upon the fair market value, then the two (2) arbitrators so appointed shall, within fifteen (15) days after expiration of said thirty (30) day period, agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two arbitrators and who shall render a decision regarding fair market rental value within fifteen (15) days following his or her appointment. The decision of the third arbitrator shall be binding upon Landlord and Tenant. If the two (2) arbitrators fail to agree upon and appoint a third arbitrator, the matter shall be decided forthwith by the American Arbitration Association pursuant to its Commercial Arbitration Rules. The cost of the arbitration shall be paid equally by Landlord and Tenant. The determination of fair market rental value by the arbitrators under this Section shall include determinations for the increases to the Monthly Installment of Annual Rent each year during the Extended Term.

c. This option is not transferable; the parties hereto acknowledge and agree that they intend that the aforesaid option to renew this Lease shall be "personal" to Tenant as set forth above and that in no event will any assignee or sublessee have any rights to exercise the aforesaid option to renew.

41. PARKING

Tenant shall be granted its pro rata share of nonreserved, unassigned parking spaces, free of rent, based on the project's parking ratio of four spaces per one thousand square feet leased (4/1,000).

42. LIMITATION OF LANDLORD'S LIABILITY

Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord's interest in the building. The obligations of Landlord under this Lease are not intended to and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, its investment manager, the general partners thereof, or any beneficiaries, stockholders, employees, or agents of Landlord or the investment manager.

LANDLORD:                                     TENANT:
CALWEST INDUSTRIAL PROPERTIES, LLC,           ACCREDITED HOME LENDERS, INC., a
a California limited liability company        California corporation

By:    RREEF Management Company,
       a Delaware corporation


By:    /s/ Jill E. Shanahan                   By:    /s/ Ray W. McKewon
       -----------------------                       ---------------------------
       Jill E. Shanahan                              Ray W. McKewon
Title: Vice President                         Title: Executive Vice President

Dated: 11/12/01                               Dated: 11-9-01

                                    EXHIBIT A
                                    ---------

       This Exhibit A is attached to and made a part of the Lease bearing the Lease Reference Date of October 17, 2001 between
            Calwest Industrial Properties, LLC, a California limitied
                        liability company as Landlord and
        Accredited Home Lenders, Inc., a California corporation as Tenant

                                    PREMISES

Exhibit A is intended only to show the general layout of the Premises of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord's rights set forth in Section 17.2 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

12310 World Trade Drive, Suite 101
San Diego, CA 92128

                                   [GRAPHIC]

                                    EXHIBIT B
                                    ---------

       This Exhibit B is attached to and made a part of the Lease bearing the Lease Reference Date of October 17, 2001 between
            Calwest Industrial Properties, LLC, a California limitied
                        liability company as Landlord and
        Accredited Home Lenders, Inc., a California corporation as Tenant

                               INITIAL ALTERATIONS

Landlord, at Landlord's sole cost and expense, shall perform the improvements outlined below:

1.   Remove two (2) walls to free up more open space.

2. Close off the current doorway leading from the ladies rest room to the lounge and create a doorway from that lounge into the kitchen/breakroom.

3.   Remove the closet and demising wall to open up the corridor.

4.   Completely remove this large room to free up more open space.

5.   Remove the demising wall to open up the corridor.

6. Where two (2) offices used to be, the doors and wall between have been removed and tile installed. Erect the wall again, install the two (2) doors, and carpet the floor to make the two (2) offices whole again.

In accordance with the above referenced improvements, Landlord shall patch carpeting, paint, and repair ceiling grid where necessary.

The cost of the following improvements shall be borne by Tenant, amortized over the initial Term of the Lease at 10%.

7. Remove the warehouse walls and create additional office space complete with drop ceilings, HVAC, electrical, carpeting, and paint per a mutually agreeable space plan.

Other than the above, the Tenant shall occupy the Premises in its current "as is" condition. Landlord shall ensure that all HVAC, electrical, mechanical, plumbing are in good working order and condition as of the commencement of the Lease.

                                   [GRAPHIC]

                                    EXHIBIT C
                                    ---------

           This Exhibit C is attached to and made a part of the Lease bearing the Lease Reference Date of October 17, 2001 between
            Calwest Industrial Properties, LLC, a California limitied
                        liability company as Landlord and
        Accredited Home Lenders, Inc., a California corporation as Tenant

                              RULES AND REGULATIONS

1. REFUSE. All garbage and refuse shall be kept in the container supplied by Lessor and placed at the location prepared for refuse collection, in the manner and at the times and places specified by Lessor.

2. PARKING. Lessee shall be entitled to park in common with the other tenants of Lessor. Lessee agrees not to overburden the parking facilities and agrees to cooperate with Lessor and other Lessees in the use of parking facilities. Lessor reserves the right in its absolute discretion to determine whether parking facilities are becoming overcrowded and, in such event, to allocate parking spaces among Lessee or to designate areas within which Lessee must park.

3. SIGN CRITERIA. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed to or to any part of the outside or inside of the Property without written consent of the Lessor first obtained and Lessor shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Lessee. Lessee shall be entitled to signage which complies with governmental regulations and similar to that allowed other tenants in the park, subject to Lessor's approval. (See also Exhibit D).

4. No aerial shall be erected on the roof or exterior walls of the Premises, or on the grounds, without in each instance, the written consent of the Lessor. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

5. No loud speakers, televisions, phonographs, radios, or other devises shall be used in a manner so as to be heard or seen outside of the premises without the prior written consent of the Lessor.

6. The outside areas immediately adjoining the Premises shall be kept clean and fee from dirt and rubbish by the Lessee to the satisfaction of the Lessor and Lessee shall not place or permit any obstruction or materials in such areas. No exterior storage shall be allowed without permission in writing from Lessor.

7. The plumbing facilities shall not be used for any other purpose that which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Lessee, who shall, or whose employees, agents, or invitees, have caused it.

8. Lessee shall not burn any trash or garbage of any kind in or about the Premises, or the park.

9. Lessor reserves the right from time to time to amend or supplement the foregoing rules and regulations, and to adopt and promulgate additional reasonable rules and regulations applicable to the Premises. Notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to Lessee.

                                    EXHIBIT D
                                    ---------

       This Exhibit D is attached to and made a part of the Lease bearing the Lease Reference Date of October 17, 2001 between
            Calwest Industrial Properties, LLC, a California limitied
                        liability company as Landlord and
        Accredited Home Lenders, Inc., a California corporation as Tenant

                              CONDITION OF PREMISES

Prior to vacating the Premises, it must be left in good, clean condition with all systems in good working order, normal wear and tear excepted. The items that will be inspected by Landlord are listed below, but not limited to the following:

1. Service and repair all heating and air conditioning equipment, exhaust fans and hot water heater. Provide Landlord's office with a copy of the inspection and service report provided by the mechanical contractor.

2. All lights in the office and warehouse must be working. Relamp and/or reballast the fixtures as necessary.

3.   Overhead doors must be serviced and repaired.

4. All exterior metal doors, including hardware should be serviced or replaced as necessary.

5. Repair all damaged sheetrock in the office area and in the warehouse along the demising walls.

6.   Office and warehouse floors should be left in good, clean condition.

7. Any exterior signage must be removed; repair and repaint the facia as necessary.

8. The bathroom and any janitors' sinks and closets must be cleaned with all plumbing in good working order and condition, all lights and fans in good working condition and all items removed from any cabinets.

9. All data and electrical wiring for Tenant's personal equipment and machinery needs to be removed to the point of origin and any repairs from damage made.

                            FIRST AMENDMENT TO LEASE

     THIS AMENDMENT, dated this 18th day of March, 2002, between CALWEST INDUSTRIAL PROPERTIES, LLC, a California Limited Liability Company and RREEF MANAGEMENT COMPANY, a Delaware Limited Liability Company ("Landlord") and ACCREDITED HOME LENDERS, INC., a California Corporation ("Tenant"), for the premises located in the City of San Diego, County of San Diego State of California, commonly known as 12310 World Trade Drive, Suite 101 (the "Premises").

                              W I T N E S S E T H:

     WHEREAS, Landlord and Tenant, entered into that certain Lease dated, October 17, 2001 (hereinafter collectively referred to as the "Lease"); and

     WHEREAS, Landlord and Tenant desire to amend the Lease as more fully set forth below.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.   Definitions. Unless otherwise specifically set forth herein, all
     -----------
     capitalized terms herein shall have the same meaning as set forth in the Lease.

2.   Amortization of Tenant Improvements
     -----------------------------------

     Per Exhibit B of the Lease, the Tenant Improvements in Item 7 shall be borne by the Tenant and such costs shall be amortized over the Initial Term of the Lease at ten percent (10%). The total cost of $45,541.30 shall be repaid to Landlord in forty-four (44) equal monthly payments of $1,240.61 commencing May 1, 2002 and terminating with the final payment due December 1, 2005.

3.   Incorporation. Except as modified herein, all other terms and conditions of
     -------------
     the Lease between the parties above described, as attached hereto, shall continue in full force and effect.

4.   Limitation of Landlord's Liability. Redress for any claims against Landlord
     ----------------------------------
     under this Amendment or under the Lease shall only be made against Landlord to the extent of Landlord's interest in the property to which the Premises are a part. The obligations of Landlord under this Amendment and the Lease shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, the general partners thereof or any beneficiaries, stockholders, employees or agents of Landlord, or its investment manager.

     IN WITNESS WHEREOF, Landlord and Tenant have executed the Amendment as of the day and year first written above.

LANDLORD:                                      TENANT:

CALWEST INDUSTRIAL PROPERTIES, LLC,            ACCREDITED HOME LENDERS, INC.,
a California limited liability company         a California corporation

By: RREEF MANAGEMENT COMPANY,
a Delaware corporation, its Property Manager


By:    /s/ Jill E. Shanahan                    By:    /s/ Ray W. McKewon
       -------------------------                      --------------------------
       Jill E. Shanahan                               Ray W. McKewon
Title: Vice President                          Title: Executive Vice President

Date : 4/5/02                                  Date : 4-1-02